SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 16, 2021

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Evolving Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 16, 2021 (“Annual Meeting”) at the Company’s headquarters in Englewood, Colorado. The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting.

David J. Nicol, David S. Oros, Julian D. Singer, and Matthew Stecker were elected to the Board of Directors. The Advisory Vote on Executive Compensation was approved. The stockholders also ratified the Board of Directors’ appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

The Company’s inspector of election certified the vote tabulations.

The final voting results on these matters were as follows:

1.

Election of Directors	Shares Voted For	Votes Against	% Approval
David J. Nicol	6,503,483	296,930	95.6%

David S. Oros	6,344,567	455,846	93.3%

Julian Singer	5,337,084	1,463,329	78.5%

Matthew Stecker	6,530,524	269,889	96%

2.	Advisory Vote on Executive Compensation (“Say on Pay”)

Votes For	Votes Against	Votes Abstained	% Approval
6,365,776	318,191	116,446	95.2%

3.            Ratification of the appointment of Marcum LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for its fiscal year ending December 31, 2021.

Votes For	Votes Against	Votes Abstained	% Approval
9,078,390	38,624	28,119	99%

Therefore, David J. Nicol, David S. Oros, Julian Singer and Matthew Stecker have been elected as directors of the Company; the Advisory Vote on Executive Compensation has been approved; and Marcum LLP has been ratified as the Company's independent auditors for the fiscal year ending December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2021

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Senior Vice President of Finance